Filed Pursuant to
Rule 424(b) and (c)
Registration File No.
333-120063
Prospectus Supplement No. 2
10,221,835 Shares
MYOGEN, INC.
Common Stock
This prospectus supplement supplements the prospectus, dated November 18, 2004, as amended by Prospectus Supplement No. 1, dated August 24, 2005, of Myogen, Inc. relating to the offering and sale by the selling stockholders (or their pledgees, donees, transferees or other successors-in-interest that receive their shares after the date of this prospectus) of up to 10,221,835 shares of our common stock, which includes 8,560,926 outstanding shares of common stock held by the selling stockholders and 1,660,909 shares of common stock issuable to the selling stockholders upon the exercise of warrants to purchase common stock. We will not receive any proceeds from the sale of the shares of common stock by the selling stockholders. This prospectus supplement should be read in conjunction with the prospectus, and this prospectus supplement is qualified by reference to the prospectus, except to the extent that the information provided by this prospectus supplement supersedes the information contained in the prospectus.

INVESTING IN OUR SECURITIES INVOLVES A HIGH DEGREE OF RISK. SEE “RISK FACTORS” BEGINNING ON PAGE 3 OF THE PROSPECTUS, AND IN ANY FILINGS WE HAVE MADE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER SECTIONS 13(A), 13(C), 14 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT WE HAVE INCORPORATED BY REFERENCE THEREIN, INCLUDING OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED MARCH 31, 2005, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2005 AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED SEPTEMBER 30, 2005.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this prospectus supplement is December 29, 2005

The text, table and related notes appearing in the prospectus, dated November 18, 2004, as amended by Prospectus Supplement No. 1, dated August 24, 2005, under the heading “Selling Stockholders” is superseded by the following text, table and related notes:
SELLING STOCKHOLDERS
On September 24, 2004, we entered into a Securities Purchase Agreement with certain of the selling stockholders, pursuant to which we sold an aggregate of 9,195,400 shares of our common stock and issued warrants to purchase up to 1,839,080 shares of our common stock in a private placement transaction. This prospectus covers the offer and sale by the selling stockholders of up to the total number of shares of common stock issued pursuant to the Securities Purchase Agreement plus the total number of shares of common stock issuable upon exercise of the warrants issued pursuant to the Securities Purchase Agreement, less any shares that may have been previously sold hereunder. Throughout this prospectus, when we refer to the shares of our common stock being registered on behalf of the selling stockholders, we are referring to the shares and the warrant shares. The warrants issued to the purchasers in the private placement are exercisable at any time in whole or in part beginning March 30, 2005 and ending September 29, 2009 at an exercise price of $7.80 per share.
We are registering the above-referenced shares to permit each of the selling stockholders and their pledgees, donees, transferees or other successors-in-interest that receive their shares after the date of this prospectus to resell the shares in the manner contemplated under the “Plan of Distribution.”
The following table sets forth the name of each selling stockholder, the number of shares owned by each of the respective selling stockholders, the number of shares that may be offered under this prospectus and the number of shares of our common stock owned by the selling stockholders after this offering is completed. Except as otherwise disclosed below, none of the selling stockholders has, or within the past three years has had, any position, office or other material relationship with us. The number of shares in the column “Number of Shares Being Offered” represents all of the shares that a selling stockholder may offer under this prospectus, and assumes the exercise of all the warrants for common stock. The selling stockholders may sell some, all or none of their shares. We do not know how long the selling stockholders will hold the shares before selling them. We currently have no agreements, arrangements or understandings with the selling stockholders regarding the sale of any of the shares. The shares offered by this prospectus may be offered from time to time by the selling stockholders.
Ownership is based upon information provided by each respective selling stockholder, schedules 13G and other public documents filed with the SEC. Unless otherwise noted, none of the share amounts set forth below represents more than 1% of our outstanding stock as of December 23, 2005, adjusted as required by rules promulgated by the SEC. The percentages of shares owned after the offering are based on 41,689,411 shares of our common stock outstanding as of December 23, 2005, including the shares of common stock offered in this prospectus.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Lobstercrew & Co., nominee for T. Rowe Price Health Sciences Fund, Inc.	120,000	100,000	20,000	0	*
HorizonBeach & Co., nominee for T. Rowe Price Health Sciences Portfolio, Inc.	600	500	100	0	*
Mac & Co., nominee for TD Mutual Funds — TD Health Sciences Fund	37,920	31,600	6,320	0	*

2.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Squidrig & Co., nominee for VALIC Company I — Health Sciences Fund	14,760	12,300	2,460	0	*
Lamppost & Co., nominee for Manufacturers Investment Trust — Health Sciences Trust	17,760	14,800	2,960	0	*
Hare & Co., nominee for IDEX Mutual Funds — IDEX — T. Rowe Price Health Sciences	17,400	14,500	2,900	0	*
BOST & Co., nominee for Raytheon Company Combined DB/DC Master Trust — Health Sciences	2,160	1,800	360	0	*
BOST & Co., nominee for Raytheon Master Pension Trust — Health Sciences	4,560	3,800	760	0	*
Bridge & Co., nominee for T. Rowe Price New Horizons Fund, Inc	678,000	565,000	113,000	0	*
Hare & Co., nominee for NYC 457/401K Small Cap Account	26,376	21,980	4,396	0	*
Domain Public Equity Partners, L.P. (3)	432,957	306,515	61,303	65,139	*
H&Q Healthcare Investors	613,056	510,880	102,176	0	*
H&Q Life Science Investors	306,480	255,400	51,080	0	*
Atlas Equity I, Ltd.	518,711	518,711	0	0	*
New Enterprise Associates 10, Limited Partnership (4)	171,647	0	171,647	0	*
NEA Partners 10, Limited Partnership (4)	8,604	8,604	0	0	*
LIMITED PARTNERS 44 Eastview Family LLC	92	92	0	0	*
522 Fifth Avenue Fund, L.P.	1,613	1,613	0	0	*
522 Fifth Avenue Fund, L.P. — 2002 Program	24	24	0	0	*
2000 Champion Ventures, LP	591	591	0	0	*
2000 Champion Ventures (Q), LP	2,365	2,365	0	0	*
3Com Ventures, Inc.	1,847	1,847	0	0	*
Abbott Capital Private Equity Fund III, L.P., by Abbott Capital Management, LLC, Its Investment Manager	4,434	4,434	0	0	*
AC Private Equity Corp.	1,663	1,663	0	0	*
Adam Family Living Trust, dated March 6, 2003	37	37	0	0	*
Adams Street Partnership Fund — 2002 U.S. Fund	2,086	2,086	0	0	*

3.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Sanjiv Ahuja	92	92	0	0	*
AIG Private Equity Portfolio II, L.P.	1,684	1,684	0	0	*
Alaska State Pension Investment Board by Abbott Capital Management, LLC, its Investment Manager	3,695	3,695	0	0	*
Alcyon Ltd.	2,771	2,771	0	0	*
The Alexander Living Trust	185	185	0	0	*
Alps Investment LLC	1,108	1,108	0	0	*
Trustees of Amherst College	1,478	1,478	0	0	*
Robert K. Anderson	185	185	0	0	*
Tucker Anthony Private Equity Fund IV L.P.	3,695	3,695	0	0	*
Asset Management Private Equity, L.P.	7,389	7,389	0	0	*
Avadis Anlagestiftung — Private Equity World 1	369	369	0	0	*
Avondale International LLC	277	277	0	0	*
BancBoston Investments Inc.	3,251	3,251	0	0	*
Paul or Evelyn Baran, as trustee of the PAUL AND EVELYN BARAN AGRMT of 23 May 1984	1,108	1,108	0	0	*
Barr Foundation	7,389	7,389	0	0	*
Mellon Bank, N.A., solely in its capacity as Trustee for the Bayer Corporation Master Trust, (as directed by Bayer Corporation),and not in its individual capacity	7,389	7,389	0	0	*
Bayview 2000, L.P.	739	739	0	0	*
Bayview (NEA10), L.P.	813	813	0	0	*
BDB Family L.P.	369	369	0	0	*
Rod A. Beckstrom Trust U/D/T 11/21/95	185	185	0	0	*
Peter D. Behrendt	46	46	0	0	*
Mellon Bank, NA as Trustee for the Bell Atlantic Master Trust	7,389	7,389	0	0	*
Jennifer Bergantino	369	369	0	0	*
Richard M. Berkeley	129	129	0	0	*
Bernal Family Trust UDT dated November 3, 1995, Ronald Daniel Bernal & Pamela Mayer Bernal Trustees	92	92	0	0	*
BNA Associates, L.P.	369	369	0	0	*

4.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Joshua S. Boger	739	739	0	0	*
Trustees of Boston University	1,478	1,478	0	0	*
Boutros Family Trust dated 5/23/2000, as amended	185	185	0	0	*
Gary Bowen	185	185	0	0	*
BPE Institutional Partners G.m.b.H.	554	554	0	0	*
William J.B. Brady III	185	185	0	0	*
The 2001 Primary Brinson Partnership Fund Offshore Series Company Ltd.	883	883	0	0	*
The 2002 Secondary Brinson Partnership Fund Offshore Series Company Ltd.	485	485	0	0	*
Brinson Partnership Fund Program Entity A	720	720	0	0	*
UBS Global Asset Management Trust Company as Trustee of The Brinson Partnership Fund Trust — 2001 Primary Fund	2,781	2,781	0	0	*
Brinson Partnership Fund — 2001 Primary Fund, L.P.	1,157	1,157	0	0	*
UBS Global Asset Management Trust Company as Trustee of The Brinson Partnership Fund Trust - 2002 Secondary Fund	1,492	1,492	0	0	*
Brinson Partnership Fund — 2002 Secondary Fund, L.P.	573	573	0	0	*
Northern Trust Company, Trustee Bristol-Myers Squibb Master Trust	1,847	1,847	0	0	*
Julian A. Brodsky	74	74	0	0	*
Brody Family Trust U/T/D 8/15/86	92	92	0	0	*
BSC Venture Fund LLC	2,585	2,585	0	0	*
BSNEA I, L.L.C.	36,946	36,946	0	0	*
BSNEA II, L.L.C.	3,695	3,695	0	0	*
BSNEA III, L.L.C.	1,847	1,847	0	0	*
BSNEA IV, L.L.C.	3,695	3,695	0	0	*
B&S 2002-C GmbH	1,219	1,219	0	0	*
James W. Bullock	74	74	0	0	*
The Bunting Family II, LLC	1,847	1,847	0	0	*
Daniel Burstein	92	92	0	0	*

5.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Buuck Family Foundation by Wells Fargo Bank MN N.A. as Agent for Robert E. Buuck, President	129	129	0	0	*
Buuck Family Limited Partnership by Wells Fargo Bank MN N.A. as custodian for Robert E. Buuck, General Partner	240	240	0	0	*
Calconn Private Equities II, LLC	1,108	1,108	0	0	*
California Emerging Ventures II, LLC	27,710	27,710	0	0	*
California Institute of Technology	1,847	1,847	0	0	*
California State Teachers Retirement System	73,892	73,892	0	0	*
Camaoo AG	1,847	1,847	0	0	*
Barbara A. Cannon	37	37	0	0	*
Capital Dynamics Global Private Equity 2001, L.P.	1,847	1,847	0	0	*
Capital Dynamics US Private Equity 2000	1,847	1,847	0	0	*
Caravan Trust	739	739	0	0	*
Mary Morse Cargill Revocable Trust	369	369	0	0	*
Carnegie Mellon University	1,847	1,847	0	0	*
Alma Lee Carpenter	46	46	0	0	*
The Chad and Margaret Carpenter Family Trust dated 6/1/2005	92	92	0	0	*
Robert J. Carpenter	48	48	0	0	*
Castle Private Equity (International) plc	3,695	3,695	0	0	*
CDB Web Tech International LP	7,389	7,389	0	0	*
David Cheriton	74	74	0	0	*
Chestnut Investor, LLC	369	369	0	0	*
Trustees of the Cheyne Walk Trust	1,847	1,847	0	0	*
Citigroup Employee Fund of Funds I, L.P.	5,553	5,553	0	0	*
Citigroup Employee Fund of Funds (Master Fund) I, L.P.	1,837	1,837	0	0	*
Citigroup Pension Plan	1,847	1,847	0	0	*
Edward M. Cluss, Jr. and Patricia A. Cluss	739	739	0	0	*
Comerica Capital Advisors Incorporated	739	739	0	0	*

6.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Commonfund Capital Venture Partners VI, L.P.	4,434	4,434	0	0	*
Community Foundation Silicon Valley	1,847	1,847	0	0	*
Catherine M. Conover Flite Trust #1 u/a/d June 11, 2004	3,695	3,695	0	0	*
Constitution Liquidating Fund, L.P.	12,802	12,802	0	0	*
Cornell University	3,695	3,695	0	0	*
Cornish & Carey Commercial Venture Fund, LLC	647	647	0	0	*
Crossroads Constitution Limited Partnership	129	129	0	0	*
Gayle Crowell Trust dated January 6, 2000	92	92	0	0	*
Crown Premium Private Equity Technology Ventures SICAV	1,847	1,847	0	0	*
Kirk A. Crulkshank & Bette Lee Crulkshank, Trustees, Crulkshank Family Trust 10/1/97	92	92	0	0	*
DAF Global, LLC	3,695	3,695	0	0	*
Dahl Family Trust dated 10/31/89 as amended 5/3/90, Robert K. Dahl, trustee	369	369	0	0	*
Danske Private Equity Partners K/S by Danske Private Equity A/S, its general partner	14,778	14,778	0	0	*
Deutsche Banc Alex Brown Venture Investors Portfolio, LLC	9,237	9,237	0	0	*
R. David Dicioccio, Jr.	129	129	0	0	*
State Street Bank and Trust Company as a Trustee for an Undisclosed Limited Partner	3,695	3,695	0	0	*
DLJ Multi-Manager Private Equity Fund, L.P.	458	458	0	0	*
DLJ PEP II Employee Fund, L.P.	253	253	0	0	*
DLJ Private Equity Partners Fund II, L.P.	6,678	6,678	0	0	*
Siguier Guff Advisors, L.L.C. on behalf of a client	739	739	0	0	*
Alfred I. DuPont Trust	3,695	3,695	0	0	*
EDS Retirement Plan Trust	554	554	0	0	*
Lehman Brothers Custodian, FBO Kim B. Edwards (IRA)	185	185	0	0	*

7.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
EFG Trust II, Edward M. Glassmeyer, Trustee	924	924	0	0	*
Morteza Ejabat Trust	369	369	0	0	*
Elbridge Stuart Foundation	1,108	1,108	0	0	*
Robert A. Ellis Revocable Trust	369	369	0	0	*
Emerson Street Ventures, a California Limited Partnership	277	277	0	0	*
Emont Ltd.	924	924	0	0	*
Erik T. Engelson, Trustee of the Erik T. Engelson Trust UDT, dated March 29, 2000	240	240	0	0	*
Entrepreneurs Endowment Fund LLC	369	369	0	0	*
William Michael Fagen	37	37	0	0	*
Fairview Ventures Fund I, L.P.	5,542	5,542	0	0	*
FEA II, L.P.	739	739	0	0	*
Peter D. Fenner & Nancy R. Fenner, as Trustees of the Peter D. Fenner & Nancy R. Fenner Living Trust dated 2/2/99	74	74	0	0	*
Daniel P. Finkelman	55	55	0	0	*
The Chase Manhattan Bank, as Trustee for First Plaza Group Trust	18,473	18,473	0	0	*
Frank M. Fischer	148	148	0	0	*
Fontaine, Revocable Living Trust DTD 3/23/84	74	74	0	0	*
The Ford Foundation	3,695	3,695	0	0	*
Fort Washington Private Equity Investors III, L.P.	7,389	7,389	0	0	*
David F. Foster	37	37	0	0	*
Fox Family Portfolio Partnership	739	739	0	0	*
Robert W. Frick	111	111	0	0	*
Arthur & Barbara Friedman Revocable Trust	185	185	0	0	*
James Friedman	74	74	0	0	*
Francine Gani 2002 Living Trust	185	185	0	0	*
Marcel Gani 2002 Living Trust	185	185	0	0	*
George Trust dated 7/27/00	111	111	0	0	*
Georgia Tech Foundation, Inc.	1,847	1,847	0	0	*
GF 86 LLC	1,847	1,847	0	0	*

8.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Giancarlo Family Trust U/D/T 11/2/98, Charles Giancarlo, Trustee	369	369	0	0	*
Glenmede Private Equity Fund II LLC	1,847	1,847	0	0	*
Glynn Investment Co. LLC	369	369	0	0	*
Paul L. Gomory, Jr. Trust	111	111	0	0	*
The Goodman Family Trust	37	37	0	0	*
Stuart M. Gordon	92	92	0	0	*
Gregory 1993 Investment Trust U/A DTD 7/21/93, David J. Gregory, Trustee	185	185	0	0	*
The Gregory C. Gretsch Trust, Gregory C. Gretsch, Trustee	92	92	0	0	*
Robert and Ruth Halperin Foundation	3,695	3,695	0	0	*
HarbourVest Partners VI-Parallel Partnership Fund L.P.	1,683	1,683	0	0	*
HarbourVest Partners VI-Partnership Fund L.P.	20,505	20,505	0	0	*
HarbourVest Partners VII-Venture Partnership Fund L.P.	1,647	1,647	0	0	*
Daniel L. Harple, Jr.	185	185	0	0	*
Employees’ Retirement System of the State of Hawaii, by Abbott Capital Management, LLC, its Investment Manager	2,658	2,658	0	0	*
Malcolm Hecht, Jr. Revocable Trust A	111	111	0	0	*
Malcolm Hecht, Jr. Revocable Trust B	369	369	0	0	*
Michael E. Herman Revocable Trust	277	277	0	0	*
Hillcrest Capital Investors LLC	185	185	0	0	*
Hobart Family Limited #7	554	554	0	0	*
Michael J. Homer, Trust	369	369	0	0	*
Northern Trust Company as Trustee for the Illinois Municipal Retirement Fund, by Abbott Capital Management, LLC, its Investment Manager	1,847	1,847	0	0	*
International Capital Partners, Inc. Profit-Sharing Trust	92	92	0	0	*
Iowa Public Employees’ Retirement System	3,695	3,695	0	0	*
The James Irvine Foundation	1,847	1,847	0	0	*
Mohammed N. Islam	55	55	0	0	*

9.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
The JGA Trust under agreement dtd 9/18/00, Joseph Ansanelli, Trustee	185	185	0	0	*
Johns Hopkins University	2,586	2,586	0	0	*
J.P. Morgan Pooled Venture Capital Institutional Investors II LLP	22,616	22,616	0	0	*
J.P. Morgan Pooled Venture Capital Private Investors II LLC	5,679	5,679	0	0	*
K&M Family Partners Ltd.	369	369	0	0	*
Hemant Kanakia	369	369	0	0	*
Kanakia Irrevocable Issue Trust A, dated 2/27/03	185	185	0	0	*
Kanakia Irrevocable Issue Trust B, dated 2/27/03	185	185	0	0	*
Ewing Marion Kauffman Foundation	2,956	2,956	0	0	*
Mahendra Kaul	185	185	0	0	*
W.K Kellogg Foundation Trust	1,847	1,847	0	0	*
Key Capital Corporation	462	462	0	0	*
KFLP-II Limited Partnership	591	591	0	0	*
Joe E. Kiani	92	92	0	0	*
KKP Holdings Illiquid, LLC	369	369	0	0	*
Stanard T. Klinefetter	92	92	0	0	*
John S. and James L. Knight Foundation	1,847	1,847	0	0	*
Komiser/Dunn Family Trust	185	185	0	0	*
Bernard M. Kramer, M.D., Inc. Profit Sharing Plan	185	185	0	0	*
Shelia R. Kresch	92	92	0	0	*
Boston Safe Deposit and Trust Company, solely in its capacity as Trustee of The Kroger Co. Master Retirement Trust, (as directed by The Kroger Co.), and not in its individual capacity	1,847	1,847	0	0	*
Lansforsakringar Liv Forsakringsaktlebolag (publ)	3,695	3,695	0	0	*
Jay T. Last	185	185	0	0	*
Thomas H. Layton or his successor under the Thomas H. Layton Separate Property Revocable Trust, November 29, 1999, as amended	92	92	0	0	*
Hsing-Chung Lee	37	37	0	0	*

10.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Legacy I, LLC	739	739	0	0	*
Michael D. Lesh	74	74	0	0	*
Leslie Investments, LLC	369	369	0	0	*
LGT Capital Invest Limited	3,695	3,695	0	0	*
Seth Lieber	74	74	0	0	*
Joseph A. Liemandt	92	92	0	0	*
Board of Fire & Police Pensions Commissioners of the City of Los Angeles, by Abbott Capital Management, LLC, as Investment Manager	1,847	1,847	0	0	*
Boston Safe Deposit and Trust, not individually but solely in its capacity as trustee of the Lucent Technologies Inc. Master Pension Trust	22,168	22,168	0	0	*
Audrey MacLean and Michael Clair, as trustees, or their successors, of the Audrey MacLean and Michael Clair Trust Agreement UAD 12/1/90	92	92	0	0	*
Marion H. MacMillan Family Trust	185	185	0	0	*
Jonathan MacQuitty	369	369	0	0	*
Makower Family Trust U/D/T dated 5/6/97	92	92	0	0	*
John R. Mashey	92	92	0	0	*
James A. McDonald	92	92	0	0	*
Robert J. McGovern	55	55	0	0	*
James T. McManus	739	739	0	0	*
Lauer & Co. Agent for: The Medical Trust	74	74	0	0	*
Meng Partners	55	55	0	0	*
Menlo School	185	185	0	0	*
Merban Equity Guernsey Branch	3,695	3,695	0	0	*
Stanley J. Meresman and Sharon A. Meresman, Trustees of the Meresman Family Trust U/D/T dated September 13, 1989, as amended	369	369	0	0	*
Metcalfe Family Trust, John Metcalfe and Valerie Metcalfe, Trustees	185	185	0	0	*
Meyer Memorial Trust	2,956	2,956	0	0	*
Milagro de Ladera, L.P.	185	185	0	0	*

11.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Living Trust of Stephens F. Millard 9/16/91	369	369	0	0	*
The Mohawk River Fund II L.P.	3,695	3,695	0	0	*
Montagu Newhall Global Equity Partners LP	3,695	3,695	0	0	*
Francis A. Moody	74	74	0	0	*
Morgan Venture Fund LLC	369	369	0	0	*
Mario M. Morino Trust	369	369	0	0	*
Morris Ventures	702	702	0	0	*
Munder @ Vantage Fund	739	739	0	0	*
Munder Future Technology Fund, a series of The Munder Funds, Inc.	1,108	1,108	0	0	*
Munder NetNet Fund, a series of The Munder Funds, Inc.	1,847	1,847	0	0	*
myCFO Investment Partners I, L.P.	1,847	1,847	0	0	*
William G. Myers Roth IRA	185	185	0	0	*
Paul C. Nehra, MD	148	148	0	0	*
Family Neukermans Trust U/A DTD 01/21/93 Armand Neukermans & Ellane Neukermans, Trustees	369	369	0	0	*
The New Mexico State Investment Council Land Grant Permanent Fund	6,843	6,843	0	0	*
The New Mexico State Investment Council Severance Tax Permanent Fund	2,181	2,181	0	0	*
Nider Investments, LLC	1,847	1,847	0	0	*
Pavan Nigam and Ruma Nigam, Co-Trustees of the Nigam Living Trust u/t/a dated September 16, 1999	111	111	0	0	*
The Norinchukin Bank	7,389	7,389	0	0	*
James D. Norrod	369	369	0	0	*
Nortel Networks, Inc.	2,958	2,958	0	0	*
Northwestern University	7,389	7,389	0	0	*
Novell, Inc.	1,847	1,847	0	0	*
Oberlin College	1,847	1,847	0	0	*
State Teachers Retirement System of Ohio	7,389	7,389	0	0	*
The Edward C. Oldfield, Jr. RLT dtd 11-18-96 Edward C. Oldfield, Jr. Trustee	74	74	0	0	*

12.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Old Westbury Venture Capital Fund II, LLC	4,824	4,824	0	0	*
Orange County Employees Retirement System	554	554	0	0	*
Orion QP Ventures III L.P.	185	185	0	0	*
O-S Ventures	739	739	0	0	*
Marc Ostrofsky	185	185	0	0	*
Sara Ostrofsky	185	185	0	0	*
Partners Group Private Equity Performance Holding Limited	5,542	5,542	0	0	*
The Parulkar Family Revocable Trust of 12/29/99, Guru Parulkar, Trustee	92	92	0	0	*
Pearl Holding Limited	3,695	3,695	0	0	*
PEI Capital Partners L.P.	924	924	0	0	*
PEI Capital Partners, L.P. II	1,108	1,108	0	0	*
Commonwealth of Pennsylvania State Employees’ Retirement System	12,931	12,931	0	0	*
Pensioenfonds Metaal en Techniek	3,695	3,695	0	0	*
Pension Private Equity K/S II	1,847	1,847	0	0	*
Pension Reserves Investment Trust Fund	11,084	11,084	0	0	*
Lauer & Co. Agent for: J.H. Pew Freedom Trust	259	259	0	0	*
Lauer & Co. Agent for: J.N. Pew Trust	129	129	0	0	*
Lauer & Co. Agent for: Mabel Pew Myrin Trust	166	166	0	0	*
Lauer & Co. Agent for: Pew Memorial Trust	1,219	1,219	0	0	*
Picotte Venture Capital Fund I, LLC	776	776	0	0	*
Pine Street I Holdings LLC	6,721	6,721	0	0	*
Piper Jaffray Private Equity Partners I, L.P.	3,695	3,695	0	0	*
Bank of Oklahoma, N.A., Trustee of the Piper Rudnick LLP Profit Sharing and 401K Plan	1,108	1,108	0	0	*
University of Pittsburgh — of the Commonwealth System of Higher Education	1,847	1,847	0	0	*
The Pivotal Trust dated 7/20/2000	369	369	0	0	*

13.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Henry A. Plain, Jr. and Lisa M. Plain, Trustees The Plain Family Trust, U/D/T dated September 7, 1994	185	185	0	0	*
The Polzner Family Trust dated 3/3/98, Stephen L Polzner, Trustee	369	369	0	0	*
Pomona Partnership Holdings III, LP	724	724	0	0	*
Pomona Partnership Holdings III Portfolio, LP	3,794	3,794	0	0	*
ING Pomona Private Equity Fund	1,024	1,024	0	0	*
Ronald S. Posner	185	185	0	0	*
Pratt Street Ventures XIII, LLC	1,108	1,108	0	0	*
Private Equity Access Fund II, LLC	831	831	0	0	*
Private Equity Investor PLC	3,695	3,695	0	0	*
Private Equity Portfolio Fund III, LLC	3,695	3,695	0	0	*
Private Equity Portfolio Technology Fund, LLC	443	443	0	0	*
Private Equity Technology Partners III, C.V.	5,542	5,542	0	0	*
Procific	18,473	18,473	0	0	*
QP Investments LLC	1,847	1,847	0	0	*
Quattrone Family Trust UTA DTD 9/4/91	369	369	0	0	*
The Queen’s Health Systems	739	739	0	0	*
G. Kirk Raab	111	111	0	0	*
Ramaswami Family Revocable Trust	74	74	0	0	*
The Ramsay Family Trust DTD 10/17/94	185	185	0	0	*
Neil J. Rappaport and Susan J. Rappaport, Trustee of the Rappaport Family Trust, dated March 31, 1997	185	185	0	0	*
N & A Raza Revocable Trust UAD 03-22-97	185	185	0	0	*
Richard A. Redelfs and Susan S. Redelfs, Trustees of the Redelfs Family Trust Agreement, dated Dec. 11, 2000	55	55	0	0	*
Rensselaer Polytechnic Institute	1,108	1,108	0	0	*
JP Morgan Bank as Trustee of The Reynolds American Defined Benefit Master Trust	739	739	0	0	*
Timothy J. Rink	739	739	0	0	*
Rockefeller Brothers Fund, Inc.	1,847	1,847	0	0	*

14.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Rockefeller Foundation	1,847	1,847	0	0	*
Trustees of the Ronald Family Trust B	369	369	0	0	*
The Rose Hills Foundation	1,108	1,108	0	0	*
Frank Russell Capital/OMERS, L.P.	1,478	1,478	0	0	*
Frank Russell Global Private Equity Fund of Funds, L.P.	1,847	1,847	0	0	*
Theresa W. and Robert J. Ryan, Joint Tenants	739	739	0	0	*
Saal Family Foundation	369	369	0	0	*
Saal Family Partners, L.P.	739	739	0	0	*
John T. Sakai	185	185	0	0	*
Salomon Smith Barney Venture Opportunities Fund III, L.P.	7,389	7,389	0	0	*
Saratoga Investments, LP	5,542	5,542	0	0	*
Thomas H. Scholl	369	369	0	0	*
Marc Scholvinck	37	37	0	0	*
Barings (Ireland) Limited as Custodian for Schroder Private Equity Funds plc	3,695	3,695	0	0	*
A. Brooke Seawell	369	369	0	0	*
S-I Investments V, LLC	1,293	1,293	0	0	*
Silverleaf Partners LLC	37	37	0	0	*
Daniel S. Simpkins	185	185	0	0	*
Pradeep Sindhu & Marie Franciose Bertrand, Trustees of Sindhu Family Trust — 2000 dated Oct. 31, 2000	739	739	0	0	*
Kamran Sistanizadeh	37	37	0	0	*
Southwestern Medical Foundation	1,847	1,847	0	0	*
Orlando W. Springs	37	37	0	0	*
David A. Stamm	831	831	0	0	*
Standish Ventures V LLC	706	706	0	0	*
Board of Trustees of the Leland Stanford Junior University	739	739	0	0	*
State Universities Retirement System	739	739	0	0	*
D.R. Stephens Industrial Partners, LLC	185	185	0	0	*
D.R. Stephens Separate Property Trust UAD May 1, 1983 D.R. Stephens, Trustee	369	369	0	0	*
Stewardship Foundation	739	739	0	0	*

15.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Northern Trust Bank as Trustee for W. Clement Stone Children’s Trust Norman C. Stone Trust Share	277	277	0	0	*
Stone Family Trust — Share B	185	185	0	0	*
Dennis P. Stradford	185	185	0	0	*
The Per A. Suneby Revocable Trust	37	37	0	0	*
SVB Strategic Investors Fund, L.P.	3,695	3,695	0	0	*
Swingyer Partners	185	185	0	0	*
Jeannette Symoris Living Trust	369	369	0	0	*
Robert P. Taylor and Anne D. Kaiser	185	185	0	0	*
Donald L. Thiry Trust dated 4/7/82	148	148	0	0	*
Thiry-O’Leary Living Trust Dated March 8, 1990	296	296	0	0	*
Richard L. Thompson	369	369	0	0	*
Tomasetta Family Partnership, L.P.	369	369	0	0	*
Top Tier Investments, LLC	18,473	18,473	0	0	*
The Travelers Indemnity Company	1,232	1,232	0	0	*
The Travelers Insurance Company	616	616	0	0	*
U.A. Local 467 Pension Trust Fund	3,695	3,695	0	0	*
University Technology Ventures, L.P.	5,542	5,542	0	0	*
Utah Retirement Systems, by Abbott Capital Management, LLC, its Investment Manager	3,695	3,695	0	0	*
Vega Invest (Guernsey), Limited	1,847	1,847	0	0	*
Kleinwort Benson (Channel Islands) Limited as Custodian for VenCap 6 Limited	1,478	1,478	0	0	*
Kleinwort Benson (Channel Islands) Limited as Custodian for Ven Cap 9 Limited	3,695	3,695	0	0	*
Venture Capital Private Equity Fund	739	739	0	0	*
Virginia Retirement System	11,084	11,084	0	0	*
University of Virginia Investment Management Company	3,695	3,695	0	0	*
University of Virginia Investment Management Company (B)	628	628	0	0	*
Vrolyk Family Trust U/A DTD 11/20/84, as amended John R. and Tamisie Honey Vrolyk, Trustees	74	74	0	0	*

16.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
The Northern Trust Company as Trustee of the Vulcan Materials Company Master Pension Trust	1,847	1,847	0	0	*
Walton Investment IV, LLC	1,108	1,108	0	0	*
University of Washington	1,847	1,847	0	0	*
Washington State Investment Board	40,641	40,641	0	0	*
Ann L. Weir	369	369	0	0	*
Thomas Weisel Global Growth Partners (A), L.P.	1,348	1,348	0	0	*
Thomas Weisel Global Growth Partners (B), L.P.	4,194	4,194	0	0	*
Thomas Weisel Strategic Opportunities Partners, L.P.	739	739	0	0	*
Maurice Werdegar	92	92	0	0	*
Phil White	369	369	0	0	*
Whitemarsh Associates	277	277	0	0	*
Trust u/w William C. Whitridge	92	92	0	0	*
The President and Trustees of Williams College	1,847	1,847	0	0	*
Wilshire Australia Private Markets Fund	1,847	1,847	0	0	*
Wilshire IAM Fund, L.P.	1,847	1,847	0	0	*
Wilshire U.S. Private Markets Fund IV, L.P. (A)	7,389	7,389	0	0	*
Wilshire U.S. Private Markets Fund IV, L.P. (B)	37	37	0	0	*
Woodbrook MB LP	1,016	1,016	0	0	*
Woodford Farm Trust	369	369	0	0	*
WUCO Capital LLC	92	92	0	0	*
The Babak & Lisa Marie Yazdani Trust UTA dtd 4/27/00	74	74	0	0	*
Yock Family Revocable Trust dated 7/21/93, Paul G. Yock, Trustee	185	185	0	0	*
Stanford T. Young and Donna M. Young, Trustees Young Family Trust Dated 4/18/03	37	37	0	0	*
Francis H. Zenie	369	369	0	0	*
Zisman Equities Group, L.P.	739	739	0	0	*
InterWest Partners VI, LP (5) (10)	293,488	148,595	29,719	115,174	*
InterWest Investors VI, LP (6) (10)	9,207	4,660	932	3,615	*

17.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
InterWest Partners VIII, LP (7) (10)	611,474	38,900	118,278	454,296	1.5
InterWest Investors VIII, LP (8) (10)	4,861	3,917	944	0	*
InterWest Investors Q VIII, LP (9) (10)	17,491	14,107	3,384	0	*
Arnold Oronsky and Paula Oronsky, Co-Trustees of The Oronsky Living Trust, dated December 15, 2000 (10)	204	204	0	0	*
The Stephen and Carolyn Bowsher Revocable Trust U/A dated 8-30-01, Stephen Bowsher and Carolyn Bowsher Trustees	443	443	0	0	*
Stephen Bowsher	101	101	0	0	*
Harvey B. Cash	821	821	0	0	*
Philip Gianos and Carol Gianos, Trustees, The Gianos Revocable Trust UAD 3/22/99	921	921	0	0	*
InterWest Venture Management Co. PSRP F/B/O Philip T. Gianos	40	40	0	0	*
InterWest Venture Management Co. PSRP F/B/O Robert R. Momsen	204	204	0	0	*
W. Scott Hedrick	297	297	0	0	*
W. Stephen Holmes III	230	230	0	0	*
InterWest Venture Management Co. PSRP F/B/O W. Stephen Holmes III	122	122	0	0	*
Gilbert H. Kliman, Trustee of the Gilbert H. Kliman Trust dated 11/15/2002	822	822	0	0	*
Matadoro Investments, LP	921	921	0	0	*
Thomas L. Rosch	857	857	0	0	*
InterWest Venture Management Co. PSRP F/B/O Thomas L. Rosch	204	204	0	0	*
Michael B. Sweeney	344	344	0	0	*
John C. Adler	87	87	0	0	*
Christopher B. Ehrlich	62	62	0	0	*
Christopher B. Ehrlich and Sara Fried Ehrlich	49	49	0	0	*
H. Ronald Nash	498	498	0	0	*
W. Scott Hedrick, Trustee, The Hedrick Childrens’ Family Trust dated 12/26/92	35	35	0	0	*
Alan W. Crites & Carol B. Crites, Trustees, Crites Family Trust-2000 U/I DTD 2/18/2000	167	167	0	0	*

18.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Alan and Carol Crites, Trustees, Elizabeth Ann Crites Trust-1999	24	24	0	0	*
Alan and Carol Crites, Trustees, Eric Alan Crites Trust-1999	24	24	0	0	*
Alan and Carol Crites, Trustees, Linda Suzanne Crites Trust-1999	24	24	0	0	*
InterWest Venture Management Co. PSRP F/B/O Alan W. Crites	204	204	0	0	*
Ferguson/Egan Family Trust dated 6/28/1999	94	94	0	0	*
Corinne M. Hedrick	218	218	0	0	*
Jeffrey Hogg	31	31	0	0	*
InterWest Venture Management Co. PSRP F/B/O Jeffrey Hogg	49	49	0	0	*
InterWest Venture Management Co. PSRP F/B/O Linda Thurlow	74	74	0	0	*
Nina Kjellson	6	6	0	0	*
Ellen Koskinas	6	6	0	0	*
Douglas Pepper	90	90	0	0	*
Thau Living Trust DTD 4/13/88	96	96	0	0	*
Victor A. Westerlind	34	34	0	0	*
Karen A. Wilson	157	157	0	0	*
James D. Hood and Carey LeAnn Hood, Trustees of the 1999 J&C Hood Revocable Trust dated 6/21/99	56	56	0	0	*
1998 Saul/Smith Family Trust, Gordon M. Saul, Trustee	37	37	0	0	*
Zeisler/Bailey Family Trust Agreement, dated May 14, 1998, John E. Zeisler and Jennifer J. Bailey, Trustees	79	79	0	0	*
Abbott Capital Private Equity Fund II, L.P. by Abbott Capital Management, LLC as Investment Manager	4,419	4,419	0	0	*
Alaska State Pension Investment Board by Abbott Capital Management, LLC, as Investment Manager	5,524	5,524	0	0	*
Board of Fire & Police Pensions Commissioners of the City of Los Angeles, by Abbott Capital Management, LLC, as Investment Advisor	2,946	2,946	0	0	*

19.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Northern Trust Company, as Trustee for the Illinois Municipal Retirement Fund, by Abbott Capital Management as Investment Manager	3,683	3,683	0	0	*
Reynolds American Defined Benefit Master Trust	737	737	0	0	*
Brinson Partnership Fund Program Entity A	1,149	1,149	0	0	*
UBS Global Asset Management Trust Company as Trustee of the Brinson Partnership Fund Trust — 2001 Primary Fund	4,436	4,436	0	0	*
Brinson Partnership Fund — 2001 Primary Fund, L.P.	1,845	1,845	0	0	*
The 2001 Primary Brinson Partnership Fund Offshore Series Company Ltd.	1,409	1,409	0	0	*
EDS Retirement Plan Trust	1,105	1,105	0	0	*
State Universities Retirement System	1,105	1,105	0	0	*
State Street Bank and Trust Company as Trustee for J&J General Pension Trust & J&J Savings Plan Master Trust	3,683	3,683	0	0	*
Asset Management Private Equity, L.P.	11,048	11,048	0	0	*
Bank of America Capital	7,365	7,365	0	0	*
Mellon Bank, N.A. as Trustee of the Bell Atlantic Master Trust	18,413	18,413	0	0	*
State Teachers’ Retirement System	55,240	55,240	0	0	*
Carbel, N.V.	2,210	2,210	0	0	*
JPMorgan Chase Bank as directed trustee for the Corning Incorporated Retirement Master Trust	7,365	7,365	0	0	*
CMS Tech Access Subpartnership	3,683	3,683	0	0	*
Commonwealth of Pennsylvania State Employees’ Retirement System	18,413	18,413	0	0	*
The Wallace H. Coulter Foundation	7,365	7,365	0	0	*
DLJ Fund Investment Program I, L.P. (State of Michigan)	5,952	5,952	0	0	*
DLJ Fund Investment Partners III, L.P.	1,414	1,414	0	0	*
DLJ Multi-Manager Private Equity Fund, L.P.	680	680	0	0	*
DLJ PEP II Employee Fund, L.P.	375	375	0	0	*
DLJ Private Equity Partners Fund II, L.P.	9,993	9,993	0	0	*

20.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Fidelity Trust Company Limited/Rubric:
Oriol	5,524	5,524	0	0	*
FWH Associates	368	368	0	0	*
The Hall Family Foundation	7,365	7,365	0	0	*
HarbourVest Partners VI — Parallel Partnership Fund L.P.	2,210	2,210	0	0	*
HarbourVest Partners VI — Partnership Fund L.P.	27,251	27,251	0	0	*
HarbourVest Partners VII — Venture Partnership Fund L.P.	7,365	7,365	0	0	*
Mohawk River Fund II L.P.	7,365	7,365	0	0	*
Illinois State Board of Investment	14,731	14,731	0	0	*
J.P. Morgan Pooled Venture Capital Institutional Investors LLC	25,795	25,795	0	0	*
J.P. Morgan Pooled Venture Capital Private Investors LLC	4,134	4,134	0	0	*
522 Fifth Avenue Fund LP	1,742	1,742	0	0	*
Key Capital Corporation	1,289	1,289	0	0	*
The Kresge Foundation Trust	3,683	3,683	0	0	*
Landmark Opportunity Fund, L.P.	7,365	7,365	0	0	*
Lexington Capital Partners III, L.P.	3,683	3,683	0	0	*
Liberty Mutual Investment Advisors, LLC	18,413	18,413	0	0	*
Liberty Mutual Investment Advisors, LLC Sep. A/C LP	3,683	3,683	0	0	*
Limit & Co.	18,413	18,413	0	0	*
The Northern Trust Company, not individually, but solely in its capacity as Trustee of the Lucent Technologies Inc. Master Pension Trust	11,048	11,048	0	0	*
Nationwide Life Insurance Company Separate Account b-Retirement	2,210	2,210	0	0	*
Nationwide Mutual Insurance Company	8,838	8,838	0	0	*
State Street Bank & Trust Company as trustee for Northrop Grumman Corporation Master Trust	22,096	22,096	0	0	*
Pacific Avenue Group, L.P.	368	368	0	0	*
Pantheon International Participations PLC	2,924	2,924	0	0	*
Pantheon USA Fund IV, L.P.	11,070	11,070	0	0	*

21.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Pantheon Venture Partners, L.P.	1,473	1,473	0	0	*
Diageo Pension Trust Limited	1,473	1,473	0	0	*
Pension Reserves Investment Trust	14,731	14,731	0	0	*
Phoenix Life Insurance Company	1,289	1,289	0	0	*
The Regents of the University of California	36,826	36,826	0	0	*
Salomon Smith Barney Venture Opportunities Fund III, L.P.	7,365	7,365	0	0	*
Scinet Development & Holdings, Inc.	737	737	0	0	*
Search Private Equity III U.S. Limited	5,892	5,892	0	0	*
SVB Strategic Investors Fund, L.P.	737	737	0	0	*
Top Tier Investments, LLC	36,826	36,826	0	0	*
University of Pittsburgh of the Commonwealth System of Higher Education	3,683	3,683	0	0	*
University of Washington	3,683	3,683	0	0	*
Kleinwort Benson (Channel Islands) Limited as Custodian for VenCap 6 Limited	2,210	2,210	0	0	*
Kleinwort Benson (Channel Islands) Limited as Custodian for VenCap 9 Limited	7,365	7,365	0	0	*
Virginia Tech Foundation, Inc.	3,683	3,683	0	0	*
The Wellcome Trust Limited as Trustee of the Wellcome Trust	14,731	14,731	0	0	*
UBS O’Connor LLC	91,956	76,630	15,326	0	*
Narragansett I, L.P.	314,510	221,718	70,292	0	*
Narragansett Offshore, Ltd.	660,141	556,746	125,895	0	*
Baker Bros. Investments, L.P.	42,960	35,800	7,160	0	*
Baker Bros. Investments II, L.P.	41,820	34,850	6,970	0	*
Baker/Tisch Investments, L.P.	51,360	42,800	8,560	0	*
Baker Biotech Fund I, L.P.	428,880	357,400	71,480	0	*
Baker Biotech Fund II, L.P.	392,040	326,700	65,340	0	*
Baker Biotech Fund II, (Z) L.P.	54,120	45,100	9,020	0	*
Baker Biotech Fund III, L.P.	368,820	307,350	61,470	0	*
Perseus-Soros Biopharmaceutical Fund, LP (12)	1,103,448	919,540	183,908	0	*
COMPOUND & CO.	367,818	306,515	0	0	*

22.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Hare & Co. c/o Bank of New York	0	0	61,303	0	*
OZ Mac 13 Ltd.	4,683	4,683	0	0	*
OZ Master Fund, Ltd.	693,031	566,893	126,138	0	*
Fleet Maritime, Inc.	12,425	10,354	2,071	0	*
Sequel Limited Partnership III (11)	800,122	651,009	149,113	0	*
Sequel Entrepreneurs’ Fund III, L.P. (11)	22,246	18,102	4,144	0	*
Sequel Venture Partners III, LLC (11)	9,347	3,176	0	6,171	*
A.G. Edwards Private Equity Partners QP II, L.P.	2,220	2,220	0	0	*
A.G. Edwards Private Equity Partners II, L.P.	1,451	1,451	0	0	*
American Family Mutual Insurance Company	5,245	5,245	0	0	*
California Emerging Ventures II, LLC	13,113	13,113	0	0	*
CG Grefenstette, E.C. Johnson and Bruce I. Crocker, Trustees U/A/T dated 8/28/68 for Audrey Hilliard Hillman	263	263	0	0	*
CG Grefenstette, E.C. Johnson and Bruce I. Crocker, Trustees U/A/T dated 8/28/68 for Henry Lea Hillman, Jr.	263	263	0	0	*
CG Grefenstette, E.C. Johnson and Bruce I. Crocker, Trustees U/A/T dated 8/28/68 for Juliet Lea Hillman	263	263	0	0	*
CG Grefenstette, E.C. Johnson and Bruce I. Crocker, Trustees U/A/T dated 8/28/68 for William Talbott Hillman	263	263	0	0	*
Robert F. Charles Jr.	52	52	0	0	*
Clickstream Capital LLC	525	525	0	0	*
Comerica Capital Advisors, Inc.	263	263	0	0	*
Constitution Liquidating Fund, L.P.	2,597	2,597	0	0	*
Crossroads Constitution Limited Partnership	26	26	0	0	*
AIG PineStarCapital Sub-2 U.S., L.P.	2,623	2,623	0	0	*
Fletcher Spaght Venture Partners, LLC	158	158	0	0	*
GATX Capital Corporation	525	525	0	0	*

23.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
Henry L. Hillman, Elsie Hilliard Hillman and CG Grefenstette, Trustees of the Henry L. Hillman Trust U/A dated 11-18-85	787	787	0	0	*
Howard B. Hillman, Joseph J. Hill, Tatnall L. Hillman — UAT Dora B. Hillmand DTD - 8/25/68, Main A-1	393	393	0	0	*
Howard B. Hillman, Joseph J. Hill, Tatnall L. Hillman — UAT Dora B. Hillmand DTD - 8/25/68, Main B-1	393	393	0	0	*
Thomas H. Hurlburt	263	263	0	0	*
John D. and Catherine T. MacArthur Foundation	3,933	3,933	0	0	*
Chad W. Keck	132	132	0	0	*
Land Grant Permanent Fund — New Mexico State Investment Council	7,081	7,081	0	0	*
Landmark Acquisition Fund LLC	5,245	5,245	0	0	*
Legacy Health System	2,623	2,623	0	0	*
Meier III LLC	78	78	0	0	*
Milder Community Property Trust, Dated 11/7/91, Donald B. Milder & Terri L. Milder, Trustees	1,050	1,050	0	0	*
Jill F. Murphy	78	78	0	0	*
Needham & Co., Inc.	263	263	0	0	*
George A. Needham	132	132	0	0	*
Next Generation Partners III, LP	1,573	1,573	0	0	*
Denis B. Nock	52	52	0	0	*
Northwestern Memorial Hospital and Affiliates	2,623	2,623	0	0	*
Omaha Employees’ Retirement System	1,049	1,049	0	0	*
Jack W. Pagel	158	158	0	0	*
Portage Group Investors, LLC	1,049	1,049	0	0	*
Public Employees’ Retirement Association of Colorado	13,113	13,113	0	0	*
Sentinel Private Equity X, LLC	1,311	1,311	0	0	*
Silicon Valley Bancshares	525	525	0	0	*
Stampley Community Property Trust	78	78	0	0	*
The New Mexico Investment Council, Severance Tax Permanent Fund	2,098	2,098	0	0	*

24.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
The University of Colorado Foundation, Inc.	2,623	2,623	0	0	*
The Washington University	2,623	2,623	0	0	*
University of Georgia Foundation	2,623	2,623	0	0	*
University of Richmond	2,623	2,623	0	0	*
Wilmington Securities, Inc.	2,623	2,623	0	0	*
WLD Equity Partners 1999, Limited Partnership	2,623	2,623	0	0	*
Archibald J. McGill Jr., & Jeanne S. McGill, Trustee UTA 4/24/00	132	132	0	0	*
Peter D. Behrendt	26	26	0	0	*
Steven J. Borst	26	26	0	0	*
Richard J. Brennan, Jr.	26	26	0	0	*
Rodgers C. Broomhead, Jr. Trust dated 2/19/99	26	26	0	0	*
Fred L. Brown	26	26	0	0	*
Wesley A. Brown	52	52	0	0	*
Kenneth P. Capone	52	52	0	0	*
Kenneth J. Collins	52	52	0	0	*
Peter and Inge Crosby JTWROS	52	52	0	0	*
James C. Dreyfous	26	26	0	0	*
Environmental Entrepreneur Venture Endowment LLC	132	132	0	0	*
Peter M. Feer	13	13	0	0	*
Bradley A. Feld	52	52	0	0	*
Fitch Investments, LLC	52	52	0	0	*
Michael C. Franson	13	13	0	0	*
J. William Freytag (13)	176,301	52	0	176,249	*
Karl M. Friedman	26	26	0	0	*
GC&H Investments	640	640	0	0	*
Dennis J. Grant	52	52	0	0	*
Gruzdowich Family Trust	52	52	0	0	*
David Hendrickson	52	52	0	0	*
Christian D. Jensen	26	26	0	0	*
Kevin and Diedre McQuillan 1995 Trust DTD 12-9-95	39	39	0	0	*
John Gregory King	52	52	0	0	*

25.

	Shares of	Number of Shares		Shares Owned After
	Common Stock	Being Offered		Offering (2)
	Owned Prior to		Warrant
Name	Offering(1)	Shares	Shares	Number	Percent
William C. Knorr	26	26	0	0	*
Henry H. Kuehn	52	52	0	0	*
Michael A. Zheutlin Revocable Trust	52	52	0	0	*
John J. Moinester	52	52	0	0	*
Mor Ventures LLC	52	52	0	0	*
Morgan W. Nields	52	52	0	0	*
John Raby	52	52	0	0	*
Douglas S. Robinson	13	13	0	0	*
Scott Schorer	52	52	0	0	*
Michael E. Schwander	52	52	0	0	*
SEF Investment Fund II, LLC	89	89	0	0	*
Strategos Ventures, LLC	52	52	0	0	*
Joseph P. Tallman	52	52	0	0	*
Carl D. Thoma	263	263	0	0	*
Steven B. Volk	26	26	0	0	*
Brad Weydert	52	52	0	0	*

*	Percentages are not shown if holdings total less than 1% of total outstanding shares.

(1)	Assumes the exercise of all warrants to purchase common stock offered in this prospectus held by the selling stockholders.

(2)	Assumes the sale of all shares and warrant shares offered in this prospectus.

(3)	Consists of 367,818 shares of common stock offered in this prospectus and 65,139 additional shares of common stock held by Domain Public Equity Partners, L.P.

(4)	Consists of 171,647 shares of common stock offered in this prospectus and excludes 8,604 shares of common stock held by NEA Partners 10, Limited Partnership, 841,089 shares of common stock held by New Enterprise Associates 9 Limited Partnership, 3,636 shares of common stock held by NEA Presidents Fund, L.P. and 727 shares of common stock held by NEA Ventures 1999, Limited Partnership (collectively, “NEA Funds”). The General Partners of the NEA Funds are NEA Partners 10, Limited Partnership, NEA Partners 9, Limited Partnership, NEA General Partners, L.P. and Lou Van Dyck, respectively (the “NEA Fund General Partners”). The NEA Fund General Partners may be deemed to indirectly beneficially own the shares owned by the NEA Funds. Sigrid Van Bladel, Ph.D., a director of Myogen, is a partner of New Enterprise Associates but does not have voting or dispositive power with respect to the shares held by New Enterprise Associates 10, Limited Partnership, New Enterprise Associates 9, Limited Partnership, NEA Presidents Fund, L.P. or NEA Ventures 1999, Limited Partnership. Therefore, Dr. Van Bladel disclaims beneficial ownership of these shares, except to the extent of her proportionate interest therein. Also excludes 7,500 shares subject to exercisable options held by Dr. Van Bladel.

26.

(5)	Consists of 178,314 shares of common stock offered in this prospectus and 115,174 additional shares of common stock held by InterWest Partners VI, L.P.

(6)	Consists of 5,592 shares of common stock offered in this prospectus and 3,615 additional shares of common stock held by InterWest Investors VI, L.P.

(7)	Consists of 157,178 shares of common stock offered in this prospectus and 454,296 additional shares of common stock held by InterWest Partners VIII, L.P.

(8)	Consists of 4,861 shares of common stock offered in this prospectus.

(9)	Consists of 17,491 shares of common stock offered in this prospectus.

(10)	Excludes, with respect to each selling stockholder, any shares of common stock held by the other selling stockholders. The General Partner of InterWest Partners VI, LP and InterWest Investors VI, LP (the “InterWest 6 Funds”) is InterWest Management Partners VI, LLC (the “General Partner 6 Entity”). The General Partner of InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP (the “InterWest 8 Funds”) is InterWest Management Partners VIII, LLC (the “General Partner 8 Entity”). The General Partner 6 Entity and the General Partner 8 Entity may be deemed to indirectly beneficially own the shares owned by the InterWest 6 Funds and the InterWest 8 Funds, respectively. Arnold L. Oronsky, Ph.D, a director of Myogen, is a managing director of the General Partner 6 Entity and the General Partner 8 Entity, and may be deemed to be the indirect beneficial owner of the shares owned by the InterWest 6 Funds and InterWest 8 Funds. Dr. Oronsky disclaims beneficial ownership of the shares held by the InterWest 6 Funds and InterWest 8 Funds except to the extent of his pecuniary interest arising therein. Also excludes 204 shares of common stock held by Arnold Oronsky and Paula Oronsky, Co-Trustees of The Oronsky Living Trust, dated December 15, 2000, 884 shares of common stock held by Dr. Oronsky and 7,500 shares subject to exercisable options held by Dr. Oronsky.

(11)	Excludes 245,242 shares of common stock held by Sequel Limited Partnership, 94,776 shares of common stock held by Sequel Euro Limited Partnership, 9,347 shares of common stock held by Sequel Ventures Partners III, LLC and, with respect to each selling stockholder (collectively, the “Sequel Funds”), any shares of common stock held by the other selling stockholders. The General Partner of Sequel Limited Partnership III and Sequel Entrepreneurs’ Fund III, L.P. is Sequel Venture Partners III, L.L.C. (“SVP III”). The General Partner of Sequel Limited Partnership, and Sequel Euro Limited Partnership is Sequel Venture Partners I, L.L.C. (“SVP I”). SVP III and SVP I may be deemed to indirectly beneficially own the shares owned by the Sequel Funds. Daniel J. Mitchell, a director of Myogen, is a manager of SVP III and SVP I and may be deemed to be the indirect beneficial owner of the shares owned by the Sequel Funds. Mr. Mitchell disclaims beneficial ownership of the shares held by the Sequel Funds, except to the extent of his pecuniary interest arising therein. Also excludes 15,711 shares and 7,500 shares subject to exercisable options held by Mr. Mitchell.

(12)	The general partner of Perseus-Soros Biopharmaceutical Fund, L.P. (“Perseus-Soros”) is Perseus-Soros Partners, LLC (“PSP”). PSP may be deemed to indirectly beneficially own the shares owned by Perseus-Soros.

(13)	Consists of 52 shares of common stock offered in this prospectus, 2,092 shares of common stock held by Dr. Freytag, and 142,157 shares of common stock held by the J. William Freytag Trust, 16,000 shares of common stock held by the Irrevocable Trust of Jennifer Freytag and 16,000 shares of common stock held by the Irrevocable Trust of Katherine Freytag. Dr. Freytag and his spouse are co-trustees of each such trust.

27.